AGREEMENT
                                 BY AND BETWEEN
                 CHRISTOPH HAASE AND PALOMAR ENTERPRISES, INC. (PLMI)

     This agreement is by and between Mr. Haase, an independent consultant and
Palomar Enterprises, Inc. (PLMI). The terms and conditions set forth herein shall be binding upon both parties. Both parties agree:

     a.   Mr.  Haase  is  an  independent  consultant  with  PLMI.

     b. Mr. Haase has during the last twelve months performed certain consulting services for PLMI.

     c.   These  services  have  included:

          1.   assistance  with  the  establishment  of  a  European  network

          2.   certain  business  introductions  with  various  European  firms

          3.   other  forms  of  corporate  assistance

     d. For these services that have been performed, Mr. Haase has received 2,000,000 shares of common (Reg. S) stock.

     e. The approximate valuation of these shares at the time of issuance is $100,000.00 (USD)

     f. Both parties agree that Mr. Haase, upon receipt of these shares has been paid in full and no further compensation is expected or will be forthcoming.

SIGNED:


/s/ Steve Bonenberger    11/22/2004        /s/ Christoph Haase    11/22/2004
-----------------------------------        -------------------------------------
Steve Bonenberger             (date)       Christoph Haase
(date)


Palomar Enterprises, Inc.
760-753-7163 office
760-807-4399 cell
steve@palomarenterprises.com


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